EXHIBIT
                              10.67

       SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

     This Seventh Amendment to Loan and Security Agreement

("Seventh Amendment") is made this 3rd day of January, 1996 by and between Staff Builders, Inc. ("Staff Builders, Inc."), a Delaware

corporation with a place of business at 1983 Marcus Avenue, Lake

Success, NY 11042, the direct and indirect Subsidiaries of Staff

Builders, Inc. listed on the signature pages attached hereto, (All of the foregoing severally a "Borrower" and jointly "Borrowers"),

and Mellon Bank, N.A. ("Lender").

                           BACKGROUND

     A.   On February 10, 1992, Borrowers entered into a certain

Loan and Security Agreement ("Loan Agreement"), and related

agreements and documents with Lender to reflect certain financing arrangements between the parties.

     B.   On April 28, 1992, Borrowers and Lender entered into a

certain Letter Agreement to correct certain errors contained in the original Loan Agreement.

     C.   On August 10, 1993, Borrowers and Lender entered into

that certain Amendment to Loan and Security Agreement, pursuant to which the Maximum Revolving Credit Amount was raised to Twenty

Million Dollars ($20,000,000) and certain covenants were amended

(the "First Amendment").

     D.   On March 30, 1994, Borrowers and Lender entered into

that certain Second Amendment to Loan and Security Agreement,

pursuant to which the interest rate paid on the first Seven Million

Dollars in Advances was amended (the "Second Amendment").


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     E.   On April 29, 1994, Borrowers and Lender entered into that

certain Third Amendment to Loan and Security Agreement, pursuant to which the term was amended and certain covenants were amended (the

"Third Amendment").

     F.   On August 1, 1994, Borrowers and Lender entered into that

certain Fourth Amendment to Loan and Security Agreement, pursuant to which the term was amended, to LIBOR rate added and certain covenants were amended (the "Fourth Amendment").

     G.   On April 10, 1995, Borrowers and Lender entered into that

certain Fifth Amendment to Loan and Security Agreement, pursuant to which certain financial covenants were amended (the "Fifth

Amendment").

     H.   On August 15, 1995, Borrowers and Lender entered into

that certain Sixth amendment to Loan and Security Agreement,

pursuant to which certain financial covenants were amended (the

"Sixth Amendment").

     I.   For the purposes hereof, the Loan Agreement, the First

Amendment, the Second Amendment, the Third Amendment, the Fourth

Amendment, the Fifth Amendment, the Sixth Amendment and all

agreements and documents executed pursuant thereto are sometimes hereinafter collectively called the "Existing Financing

Agreements."

     J.   The Revolving Credit is outstanding and in effect on the

date hereof.

     K.   All terms not otherwise defined herein shall have the

respective meanings ascribed thereto in the Existing Financing

Agreements.
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     L.   The parties have agreed, subject to the terms and

conditions of the Existing Financing Agreements as modified by this

Sixth Amendment, and to amend certain other covenants.


     NOW, THEREFORE, with the foregoing Background hereinafter

deemed incorporated by reference herein and made part hereof, the parties hereto, intending to be legally bound hereby, promise and agree as follows:

                            AMENDMENT

     1. Section 6.12 (b) of the Loan Agreement is hereby deleted in its entirety and replaced as follows:

     (b)  Effective Net Worth:  Borrowers shall have and maintain

Effective Net Worth of not less than $10,000,000 at February 28,

1995 and at all times through February 27, 1997; $12,000,000 at

February 28, 1997 and at all times thereafter.

     2.   Section 6.12 (c) of the Loan Agreement is hereby deleted

in its entirety and replaced as follows:

     (c)  Ratio to Senior Debt to Effective Net Worth:  Borrowers

shall have and maintain a ration of Senior Debt to Effective Net

Worth of not more than: 6.50 to 1.00 at February 28, 1995 and at all times thereafter.

     3.   Approval: Lender hereby consents to Borrowers' repurchase

of up to three million ($3,000,000) dollars of its common stock during the period from the date hereof until February 28, 1996.

     4.   Representations, Warranties, Covenants and Consents:

          (a)  All warranties and representations set forth in the



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Existing Financing Agreements are hereby reasserted and made by

Borrowers as of the date hereof and are being relied upon by

Lender.

          (b)  All covenants, whether affirmative and negative,

contained in the Existing Financing Agreements are also reasserted,

incorporated herein by reference and made part hereof.

     5.   Collateral:

          Borrowers hereby confirm that all Collateral, liens, and

security interests at any time granted by Borrowers to Lender,

shall continue unimpaired and in full force and effect and shall continue to cover and secure the indebtedness of Borrowers to

Lender to the full extent set forth in the Loan Agreement as amended, including, without limitation, all of Borrowers'

liabilities under the Revolving Credit.

     6.   Incorporation of Existing Financing Documents:

          The parties acknowledge and agree that this Seventh

Amendment is incorporated into and made part of the Existing

Financing Agreements, the terms and provisions of which, unless expressly modified herein, or unless no longer applicable by their terms, continue unchanged and in full force and effect.  To the extent that any term or provision of the Seventh Amendment is or may be deem expressly inconsistent with any term or provision in the Existing Financing Agreements, the terms and provisions hereof shall control.

     7.   Conditions to Effectiveness Hereof:

          Borrowers shall deliver, or caused to be delivered, the


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following executed documents to Lender as a condition to Lender's agreement to effect the terms hereof ("Seventh Amendment

Closing"):

          (a)  This Seventh Amendment;

          (b)  Certified copies of resolutions of Borrowers' board

of directors authorizing execution of this Seventh Amendment and each document required under any provision hereof; and

          (c)  Such other executed documents as Lender may require.

     8.   Miscellaneous:

          (a)  Headings: The headings of any paragraph of this

Seventh Amendment are for convenience only and shall not be used to interpret any provision hereof.

          (b)  Other Instruments:  Borrowers agree to execute any

other documents, instruments and writing, in form satisfactory to

Lender, as Lender may reasonably request, to carry out the

intention of parties hereunder.

          (c)  Modifications: No modification hereof or any

agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom

enforcement is sought.

          (d)  Governing Law: The terms and conditions of this

Seventh Amendment shall be governed by the laws of the Commonwealth of Pennsylvania.

          IN WITNESS WHEREOF, the undersigned have executed this

Seventh Amendment to Loan and Security Agreement the day and year first written above.

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MELLON BANK, N.A.                  STAFF BUILDERS, INC. (DE)

By:  /s/Jeffrey Saperstein         By:  /s/Gary Tighe

                                   Attest: /s/David Savitsky

                                   THE BERGALL CORPORATION (MA)

                                   By:  /s/Gary Tighe

                                   Attest: /s/David Savitsky
CARECO, INC. (MA)                  T.L.C. MEDICARE SERVICES, INC.
                                   (DE)

By:  /s/Gary Tighe                 By:  /s/Gary Tighe

Attest: /s/David Savitsky          Attest: /s/David Savitsky

T.L.C. MIDWEST INC. (DE)           TENDER LOVING CARE HEALTH
                                     CARE SERVICES, INC. (CT)

By:   /s/Gary Tighe                By:    /s/Gary Tighe

Attest: /s/David Savitsky          Attest: /s/David Savitsky

LOVING HOME CARE, INC. (NY)        HOME HEALTH CARE, INC. (MD)

By:   /s/Gary Tighe                By:   /s/Gary Tighe

Attest: /s/David Savitsky          Attest: /s/David Savitsky

PERSONNEL INDUSTRIES, INC. (MD)    T.L.C. HOME HEALTH CARE, INC.
                                   (FL)

By:   /s/Gary Tighe                By:   /s/Gary Tighe

Attest: /s/David Savitsky          Attest:  /s/David Savitksy

T.L.C. MEDICARE SERVICES OF        T.L.C. MEDICARE SERVICES OF
   DADE, INC. (FL)                    BROWARD, INC. (FL)

By:   /s/Gary Tighe                By:  /s/Gary Tighe

Attest: /s/David Savitsky          Attest: /s/David Savitsky

TENDER LOVING CARE PRIVATE         TENDER LOVING CARE HOME CARE
  PATIENT COMPANY, INC. (FL)         SERVICES, INC. (NY)

By:  /s/Gary Tighe                 By:   /s/Gary Tighe

Attest: /s/David Savitsky          Attest:  /s/David Savitsky

               [SIGNATURES CONTINUED ON NEXT PAGE]
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           [SIGNATURES CONTINUED FROM PRECEDING PAGE]

U.S. ETHICARE ALBANY               U.S. ETHICARE CHAUTAUQUA
   CORPORATION (NY)                  CORPORATION (NY)

By:  /s/Gary Tighe                 By:   /s/Gary Tighe

Attest: /s/David Savitsky          Attest:  /s/David Savitsky

U.S. ETHICARE ERIE                 U.S. ETHICARE NIAGARA
   CORPORATION (NY)                  CORPORATION (NY)

By:  /s/Gary Tighe                 By:   /s/Gary Tighe

Attest: /s/David Savitsky          Attest:  /s/David Savitsky

U.S. ETHICARE ONONDAGA             ETHICARE CERTIFIED SERVICES,
   CORPORATION (NY)                  INC. (NY)

By:  /s/Gary Tighe                 By:   /s/Gary Tighe

Attest: /s/David Savitsky          Attest:  /s/David Savitsky

ETHICARE MEDIAL ALERT SYSTEMS,     NATIONAL HOSPITAL HOME CARE
  INC. (NY)                          AFFILIATES, INC. (NY)

By:  /s/Gary Tighe                 By:   /s/Gary Tighe

Attest: /s/David Savitsky          Attest:  /s/David Savitsky

STAFF BUILDERS BUFFALO, INC. (NY)  STAFF BUILDERS, INC. (NY)

By:  /s/Gary Tighe                 By:   /s/Gary Tighe

Attest: /s/David Savitsky          Attest:  /s/David Savitsky

S.B.H.F. INC. (NY)                 STAFF BUILDERS SERVICES,
                                     INC. (NY)

By:  /s/Gary Tighe                 By:   /s/Gary Tighe

Attest: /s/David Savitsky          Attest:  /s/David Savitsky


STAFF BUILDERS HOME HEALTH         U.S. ETHICARE CORPORATION
   CARE, INC. (DE)                    (DE)

By:  /s/Gary Tighe                 By:   /s/Gary Tighe

Attest: /s/David Savitsky          Attest:  /s/David Savitsky

               [SIGNATURES CONTINUED ON NEXT PAGE]
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           [SIGNATURES CONTINUED FROM PRECEDING PAGE]

STAFF BUILDERS INTERNATIONAL,      STAFF BUILDERS PERSONNEL
  INC. (NY)                           SERVICES, INC. (NY)

By:  /s/Gary Tighe                 By:   /s/Gary Tighe

Attest: /s/David Savitsky          Attest:  /s/David Savitsky

PROFESSIONAL DETAIL SERVICE,       A RELIABLE HOMEMAKER OF
   INC. (NY)                         MARTIN-ST. LUCIE COUNTY,
                                     INC. (FL)

By:  /s/Gary Tighe                 By:   /s/Gary Tighe

Attest: /s/David Savitsky          Attest:  /s/David Savitsky

ST. LUCIE HOME HEALTH              ALBERT GALLATIN SERVICES CORP.
  AGENCY, INC. (FL)                  (PA)

By:  /s/Gary Tighe                 By:   /s/Gary Tighe

Attest: /s/David Savitsky          Attest:  /s/David Savitsky

ALBERT GALLATIN HOME CARE, INC.    ATC SERVICES INCORPORATED (GA)
  (DEL)

By:  /s/Gary Tighe                 By:   /s/Gary Tighe

Attest: /s/David Savitsky          Attest:  /s/David Savitsky


ATC ALLIED MEDICAL SERVICES        ATC NURSING SERVICES
 INCORPORATED (GA)                   INCORPORATED (GA)

By:  /s/Gary Tighe                 By:   /s/Gary Tighe

Attest: /s/David Savitsky          Attest:  /s/David Savitsky











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